                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                               ______________________________
                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2004

                                 Structured Products Corp.

                 (Exact name of registrant as specified in its charter)

                  Delaware                 001-31661           13-3692801
               (State or other            (Commission         (IRS Employer
                jurisdiction of            File Number)        Identification
                incorporation or                               Number)
                organization)

388 Greenwich Street, New York, New York                       10013
(Address of principal executive offices)                      (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

      The issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, is subject to the information reporting requirements of the Securities
      Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the
      Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W.,
      Washington, D.C.  20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the
      Electronic Data Gathering, Analysis and Retrieval system.  Neither Structured
      Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described
      above.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits:

             1.    Trustee's  Report with  respect to the April 15, 2004  Distribution
                   Date for the CAST Step-Up Trust II for General Electric Capital
                   Corporation Notes

 Item 8.    Change in Fiscal Year

            Not Applicable.

Item 9.     Regulation FD Disclosure

            Not Applicable.

                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        By:    /s/ Mark C. Graham
                                        Name:      Mark C. Graham
                                        Title:     Authorized Signatory

April 15,2004

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the April 15, 2004                6
         Distribution Date for the CAST Step-Up Trust II for
         General Electric Capital Corporation Notes

                                 Exhibit 1

To the Holders of:
CAST Step-Up Trust II for General Electric Capital Corporation Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 14835P AB2
Class B Certificates                       *CUSIP: 14835P AA4

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust II for General
Electric Capital Corporation Notes (the "Trust"), hereby gives notice with respect to the
Distribution Date of April 15, 2004 (the "Distribution Date") as follows:

1.   The amount of the distribution payable to the Certificateholders on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

           Class         Principal      Interest         Total
                                                         Distribution
           A             $ 0.000000     $  2.708333      $   2.708333
           B             $ 0.000000     $  0.000000      $   0.000000

2.   The amount of aggregate interest due and not paid as of the Distribution
     Date is $0.000000.

3.   The Class A Certificates bear interest at the rate of 3.25% and the Class
     B Certificates bear interest at a rate of 2.2296% during the period ending on the Distribution Date .

4.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.   $75,690,000 aggregate principal amount of General Electric Capital
     Corporation 5.45% Global Medium-Term Notes, Series A due January 15, 2013
     (the "Term Assets") are held for the above trust.

6.   At the close of business on the Distribution Date, 75,000 Class A
     Certificates representing $75,000,000 aggregate Certificate Principal
     Balance and $75,690,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.   The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated March 31, 2003 between the Trust and Citigroup Global Markets Limited ( f/k/a Salomon Brothers
     International Limited) (collectively the "Swap"), is $75,000,000.
     Payment of the obligations of Citigroup Global Markets Limited under the
     Swap is guaranteed by Citigroup Global Markets Holdings Inc. (f/k/a
     Salomon Smith Barney Holdings Inc.) under a Guarantee Agreement dated
     March 31, 2003.

8.   The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill
     Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.